Exhibit 99.2

Akoustis Announces Proposed Public Offering of Common Stock

Charlotte, NC, January 18, 2023 (GLOBE NEWSWIRE) - Akoustis Technologies, Inc. (Nasdaq: AKTS) (“Akoustis” or the “Company”), an integrated device manufacturer of patented bulk acoustic wave (“BAW”) high-band radio frequency (“RF”) filters for mobile and other wireless applications, announced today that it intends to offer and sell shares of its common stock in an underwritten public offering.

Akoustis expects to grant the underwriter a 30-day option to purchase additional shares of common stock sold in the offering solely to cover over-allotments.  The offering is subject to market and other conditions, and there can be no assurance as to whether or when such offering may be completed, or as to the actual size or terms of such offering. Certain of the Company’s directors and officers have indicated an intent to purchase shares of common stock in the offering.

Akoustis intends to use the net proceeds from the proposed offering to fund operations and the growth of its business, including for capital expenditures, working capital, research and development, servicing its outstanding debt, potential strategic transactions and for other general corporate purposes.

B. Riley Securities, Inc. is acting as sole book-running manager for the offering. Craig-Hallum Capital Group LLC and Roth Capital Partners are acting as co-managers.

A shelf registration statement relating to the shares of common stock to be issued in the proposed offering was filed with the Securities and Exchange Commission (the “SEC”) and is effective.  A preliminary prospectus supplement and accompanying prospectus describing the terms of the proposed offering will be filed with the SEC.  The shares of common stock may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.  Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may be obtained, when available, from B. Riley Securities, Inc., 1300 17th Street North, Suite 1300, Arlington, VA 22209, by telephone at (703)-312-9580 or by email at prospectuses@brileyfin.com.  Electronic copies of the preliminary prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the shares of common stock, nor will there be any sale of the shares of common stock in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

About Akoustis Technologies, Inc.

Akoustis® (http://www.akoustis.com/) is a BAW RF filter solutions company that is pioneering next-generation materials science and MEMS wafer semiconductor manufacturing to address the market requirements for improved RF filters - targeting higher bandwidth, higher operating frequencies and higher output power compared to legacy polycrystalline BAW technology. The Company utilizes its proprietary and patented XBAW® manufacturing process to produce bulk acoustic wave RF filters for mobile and other wireless markets, which facilitate signal acquisition and accelerate band performance between the antenna and digital back end. Superior performance is driven by the significant advances of poly-crystal, single-crystal and other high purity piezoelectric materials and the resonator-filter process technology which enables optimal trade-offs between critical power, frequency and bandwidth performance specifications.

Akoustis plans to service the fast growing multi-billion-dollar RF filter market using its integrated device manufacturer (IDM) business model. The Company owns and operates a 125,000 sq. ft. ISO-9001:2015 registered commercial wafer-manufacturing facility located in Canandaigua, NY, which includes a class 100 / class 1000 cleanroom facility - tooled for 6 inch diameter wafers - for the design, development, fabrication and packaging of RF filters, MEMS and other semiconductor devices. Akoustis Technologies, Inc. is headquartered in the Piedmont technology corridor near Charlotte, North Carolina.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements regarding the proposed public offering of common stock and the intended use of the net proceeds of such public offering. Forward-looking statements include all statements that are not historical facts and typically are identified by use of terms such as “may,” “might,” “would,” “will,” “should,” “could,” “project,” “expect,” “plan,” “strategy,” “anticipate,” “attempt,” “develop,” “help,” “believe,” “think,” “estimate,” “predict,” “intend,” “forecast,” “seek,” “potential,” “possible,” “continue,” “future” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements are neither historical facts nor assurances of future performance, events or circumstances. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to whether the Company will consummate the proposed offering; market and other general economic conditions; whether the Company will be able to satisfy the conditions required to close any sale of common stock in the proposed offering; our limited operating history; our inability to generate revenues or achieve profitability; the fact that Company’s management will have broad discretion in the use of the proceeds from any sale of the common stock in the proposed offering; the Company’s ability to realize the anticipated benefits from business acquisitions (including the acquisitions of RFM Integrated Device, Inc. and Grinding and Dicing Services, Inc.); the possibility that costs or difficulties related to the integration of acquired businesses’ operations will be greater than expected and the possibility of disruptions to our business during integration efforts and strain on management time and resources; the results of the Company’s research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of the Company’s XBAW® technology and products presently under development and the anticipated timing of such development; the Company’s ability to protect its intellectual property rights that are valuable to its business, including patent and other intellectual property rights; the Company’s ability to successfully manufacture, market and sell products based on the Company’s technologies; the Company’s ability to achieve qualification of its products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; our limited number of patents; claims of infringement, misappropriation or misuse of third party intellectual property, including the lawsuit filed by Qorvo, Inc. in October 2021, that, regardless of merit, could result in significant expense and negatively impact our business results; our inability to attract and retain qualified personnel; our reliance on third parties to complete certain processes in connection with the manufacture of our products; product quality and defects; existing or increased competition; our ability to meet the required specifications of customers and achieve qualification of our products for commercial manufacturing in a timely manner; our inability to successfully scale our New York wafer fabrication facility and related operations while maintaining quality control and assurance and avoiding delays in output; the rate and degree of market acceptance of any of the Company’s products; the Company’s ability to raise funding to support operations and the continued development and qualification of its products and the technologies underlying them; the impact of the COVID-19 pandemic, Russian-Ukrainian conflict and other sources of volatility on our operations, financial condition and the worldwide economy; increases in prices for raw materials, labor, and fuel caused by rising inflation; the impact of potential shortages in supplies needed to manufacture our products, or needed by our customers to manufacture devices incorporating our products; the Company’s ability to service its outstanding indebtedness; our ability to achieve design wins from current and future customers; contracting with customers and other parties with greater bargaining power and agreeing to terms and conditions that may adversely affect our business; risks related to doing business in foreign countries, including China; any security breaches, cyber-attacks or other disruptions compromising our proprietary information and exposing us to liability; our failure to innovate or adapt to new or emerging technologies, including in relation to our competitors; our failure to comply with regulatory requirements; results of any arbitration or litigation that may arise; stock volatility and illiquidity; dilution caused by any future issuance of common stock or securities that are convertible into or exercisable for common stock; our failure to implement our business plans or strategies; and our ability to maintain effective internal control over financial reporting. These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequently filed Quarterly Reports on Form 10-Q and the Risk Factors sections of the preliminary prospectus supplement describing the terms of the proposed offering that will be filed with the SEC. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this document speak only as of the date hereof and, except as required by law, we undertake no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in our expectations.

Contact:
Tom Sepenzis
Akoustis Technologies
VP of Corporate Development & IR
(980) 689-4961
tsepenzis@akoustis.com

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
(858) 794-9500
bprag@delmarconsulting.com